DELAWARE GROUP EQUITY FUNDS IV

Delaware Diversified Growth Fund

Class A * Class B * Class C

Supplement to the Fund's Prospectus
dated November 30, 2001
(as revised May 1, 2002)

The following replaces the Fund's fees and expenses section currently found in the Fund's Prospectus on page 3.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.
CLASS	A	B	C
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	None
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none[1]	5%[2]	1%[3]
Maximum sales charge (load) imposed on reinvested dividends	none	none	None
Redemption fees	none	none	None

Annual fund operating expenses are deducted from the Fund's assets.
CLASS	A	B	C
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%[4]	1.00%	1.00%
Other expenses	0.62%	0.62%	0.62%
Total annual fund operating expenses	1.57%	2.27%	2.27%
Fee waivers and payments[5]	(0.57%)	(0.52%)	(0.52%)
Net expenses	1.00%	1.75%	1.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.6 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
CLASS[7]	A	B	B (if redeemed)	C	C (if redeemed)
1 year	$671	$178	$678	$178	$278
3 years	$990	$659	$959	$659	$659
5 years	$1,330	$1,168	$1,368	$1,168	$1,168
10 years	$2,290	$2,388	$2,388	$2,565	$2,565

1A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
2If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 5%, which declines to 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
3Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
4Class A shares are subject to a 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through November 30, 2003 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets. The distributor waived the 12b-1 fees from the Fund's inception through April 30, 2002. Had the 12b-1 fees not been waived, the Fund's returns shown above would have been lower.
5Effective August 1, 2002, the investment manager has contracted to waive fees and pay expenses through November 30, 2003 in order to prevent total operating expenses (excluding taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.75% of average daily net assets.
6The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.
7The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

This Supplement is dated August 1, 2002.

DELAWARE GROUP EQUITY FUNDS IV

Delaware Diversified Growth Fund

Institutional Class

Supplement to the Fund's Prospectus
dated November 30, 2001
(as revised May 1, 2002)

The following replaces the Fund's fees and expenses section currently found in the Fund's Prospectus on page 3.

What are the Fund's fees and expenses?

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund's assets.
Management fees	0.65%
Distribution and service (12b-1) fees	none
Other expenses	0.62%
Total annual fund operating expense	1.27%
Fee waivers and payments[2]	(0.52%)
Total operating expenses	0.75%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.3 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.
1 year	$77
3 years	$351
5 years	$647
10 years	$1,488

1Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
2Effective August 1, 2002, the investment manager has contracted to waive fees and pay expenses through November 30, 2003, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 0.75% of average daily net assets.
3The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

This Supplement is dated August 1, 2002.